                                                                  EXHIBIT 10.1



                       ----------------------------------

                                 AREA DEVELOPER
                       MERGER AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                             COLONIAL BAGELS, L.P.,
                            GREAT LAKES BAGELS, L.P.,
                            GULFSTREAM BAGELS, L.P.,
                           NOAH'S PACIFIC, L.L.C. AND
                             SUNBELT BAGELS, L.L.C.

                       ----------------------------------





                                                             DECEMBER 5, 1997

                              AREA DEVELOPER MERGER
                          AGREEMENT AND PLAN OF MERGER

                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER ("Agreement"), dated as of December 5, 1997, by and among Colonial Bagels, L.P., a Delaware limited partnership ("Colonial"), Great Lakes Bagels, L.P., a Delaware limited partnership ("Great Lakes"), Gulfstream Bagels, L.P., a Delaware limited partnership ("Gulfstream"), Sunbelt Bagels, L.L.C., a Delaware limited liability company ("Sunbelt" and, collectively with Colonial, Great Lakes and Gulfstream, the "Merging Area Developers"), and Noah's Pacific, L.L.C., a Delaware limited partnership (the "Surviving Area Developer" and, together with the Merging Area Developers, the "Area Developers").

                                   BACKGROUND

         WHEREAS, as part of the transactions (the "Transactions") proposed in the Information Statement of Einstein/Noah Bagel Corp., dated November 24, 1997 (the "Information Statement"), the parties hereto desire to merge the Merging Area Developers with and into the Surviving Area Developer pursuant to Delaware law, with the Surviving Area Developer being the surviving entity (the "Merger");

         WHEREAS, the partners or members, as applicable, of each of the Merging Area Developers (the "Merging Area Developer Unitholders") have approved the Merger by the affirmative vote of unitholders holding units representing in excess of one-half of the outstanding units of such Area Developer and having capital account balances at such time in excess of one-half of the outstanding capital account balances of the unitholders of such Area Developer (a "Majority Vote"); and

         WHEREAS, the members of the Surviving Area Developer (the "Surviving Area Developer Unitholders") have approved the Merger by Majority Vote.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement covenant and agree as follows:


                                    ARTICLE I

                                   THE MERGER

                  1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the relevant provisions of the Delaware Revised Uniform

Limited Partnership Act and the Delaware Limited Liability Company Act, at the Effective Time (as defined in Section 1.2 below), the Merging Area Developers shall each be merged with and into the Surviving Area Developer, and the separate existence of each of the Merging Area Developers shall cease. The Surviving Area Developer shall continue as the surviving entity and shall continue to be governed by the laws of the State of Delaware.

                  1.2 Effective Time. The Merger shall become effective (the "Effective Time") at such time as a Certificate of Merger (the "Certificate of Merger") is duly filed with the Office of the Secretary of State of the State of Delaware.

                  1.3 Name of Surviving Area Developer. The name of the Surviving Area Developer shall be "Einstein/Noah Bagel Partners, L.P." at the Effective Time.

                  1.4 Agreement of Limited Partnership. The Agreement of Limited Partnership of Einstein/Noah Bagel Partners, L.P., substantially in the form attached hereto as Exhibit A (the "Surviving Area Developer Partnership Agreement"), shall be the agreement of limited partnership of the Surviving Area Developer until thereafter altered, amended or repealed as provided therein or by applicable law.

                  1.5 General Partner. Einstein/Noah Bagel Partners, Inc., a California corporation ("Bagel Store Holdings"), shall be the general partner of the Surviving Area Developer until the earlier of its resignation or removal in accordance with the Surviving Area Developer Partnership Agreement or until its successor is duly qualified.

                  1.6 Conversion of Merging Area Developer Units. At the Effective Time, by virtue of the Merger and without any action on the part of the Area Developers, the Merging Area Developer Unitholders or the Surviving Area Developer Unitholders:

                        (a) each issued and outstanding limited partnership unit or limited liability company unit, as applicable, of each Merging Area Developer ("Merging Area Developer Unit") shall be converted into one limited partnership unit of the Surviving Area Developer ("Surviving Area Developer Unit") and all such Merging Area Developer Units shall cease to be outstanding and shall automatically be cancelled and retired and shall cease to exist;

                        (b) The name of the Surviving Area Developer shall be "Einstein/Noah Bagel Partners, L.P.";

                        (c) The Surviving Area Developer Partnership
Agreement shall become effective as the limited partnership agreement of the Surviving Area Developer;

                        (d) The number of Surviving Area Developer Units held by each Merging Area Developer Unitholder and each Surviving Area Developer Unitholder shall be as set forth on Schedule A to the Surviving Area Developer Partnership Agreement;

                        (e) Bagel Store Holdings shall be the sole general partner of the Surviving Area Developer and shall hold such Surviving Area Developer Units as set forth on Schedule A to the Surviving Area Developer Partnership Agreement; and

                        (f) each issued and outstanding option to purchase Merging Area Developer Units (an "Area Developer Unit Option") shall be converted into an option to purchase an equivalent number of Surviving Area Developer Units, and all such Area Developer Unit Options shall cease to be outstanding, shall automatically be cancelled and retired and shall cease to exist.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                             OF THE AREA DEVELOPERS

                  Each Area Developer severally represents and warrants to each other Area Developer as follows:

                  2.1 Validity of Actions. Such Area Developer: (i) is a limited partnership or limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware; (ii) has the authority to conduct its business as currently conducted and to own and operate the properties which it now owns and operates; (iii) is qualified to do business in all jurisdictions in which such qualification is necessary; and
(iv) has full power and authority to enter into this Agreement and to carry out all acts contemplated by it. This Agreement has been duly executed and delivered on such Area Developer's behalf, and is enforceable against it in accordance with its terms. The execution and delivery of this Agreement and consummation of the transactions contemplated by such Area Developer will not violate any provision of the partnership or limited liability company agreement of such Area Developer nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default under or cause acceleration of, any indebtedness under any agreement or instrument to which it is a party or by which its assets may be bound, or cause a breach of any applicable federal or state law or governmental regulation, or any applicable order, judgment , writ, award, injunction or decree of any court or governmental instrumentality applicable to such Area Developer.

                                   ARTICLE III

                            COVENANTS OF THE PARTIES

                  3.1 Prohibited Acts. Pending consummation of the Merger or prior to termination of this Agreement, each Area Developer agrees that, without prior written consent of each other Area Developer and Einstein/Noah Bagel Corp. ("ENBC"), given in a letter which specifically refers to this Section of the Agreement, such Area Developer shall not:

                        (a) perform any act or omit to take any action that would make any of such Area Developer's representations made above or any information pertaining to them in the Information Statement inaccurate or materially misleading as of the Effective Time;

                        (b) enter into any commitment, contract or other transaction in any way negatively affecting such Area Developer's ability to conduct its business in the ordinary course and as contemplated by this Agreement or in the Information Statement;

                        (c) make any loans or advances to, or investments in, any other corporation, partnership or other legal entity or to any other persons except in the ordinary course of business;

                        (d) borrow money for any purpose or agree to become contingently liable, by guaranty or otherwise, for the obligations or indebtedness of any other person other than in the ordinary course of business; or

                        (e) mortgage, pledge, encumber, sell, lease or transfer any of such Area Developer's assets other than in the ordinary course of business.

                  3.2 Notices. Pending the consummation of the Merger or prior to termination of this Agreement, each Area Developer agrees that it will promptly advise the other of the occurrence of any condition or event which would make any of its representations contained in this Agreement or Information Statement incorrect or materially misleading.

                  3.3 Additional Documents. At the request of any Area Developer, each Area Developer will execute and deliver any additional documents and perform in good faith such acts as reasonably may be required in order to consummate the transactions contemplated by this Agreement.

                                   ARTICLE IV

                            CONDITIONS TO THE MERGER

                  The obligation of the Area Developers to consummate the Merger shall be subject to compliance with or satisfaction of the following conditions:

                  4.1 Bring Down. The representations and warranties set forth in this Agreement shall be true and correct in all material respects at and as of the Effective Time as if then made, as evidenced by a certificate made by the general partner or managing member of each Area Developer as of the Effective Time.

                  4.2 Consents Obtained. All necessary consents, waivers, approvals, authoriza tions or orders required to be obtained, and the making of all filings required to be made by any Area Developer for the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated on or before the Effective Time hereby shall have been obtained or made and shall remain in effect at the Effective Time.

                  4.3 No Prohibiting Statute, Rule or Regulation. At the Effective Time, there shall be no statute, rule, regulation, executive order, decree, injunction or other order enacted or issued by any court or other governmental authority which prohibits or challenges the consummation of the Merger.

                  4.4 Consent of ENBC. ENBC shall have consented in writing to the consumma tion of the Merger.

                  4.5 Consummation of Secured Loan Conversions. The Secured Loan Conversions, as described in the Information Statement, shall have been consummated.

                  4.6 Conversion of Noah's Pacific. Noah's Pacific, as described in the Information Statement, shall have been converted into a limited partnership pursuant to the Surviving Area Developer Partnership Agreement and changed its name to Einstein/Noah Bagel Partners, L.P.

                  4.7 Consummation of the Area Developer Agreement Modification. The Area Developer Agreement Modification, as described in the Information Statement, shall have been consummated.

                                    ARTICLE V

                         TERMINATION; AMENDMENT; WAIVER

                  5.1 Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware by the mutual consent of ENBC and the Area Developers.

                  5.2 Effect of Termination. If this Agreement is terminated pursuant to Section 5.1, this Agreement shall become void and of no effect with no liability on the part of any party hereto.

                  5.3 Amendment. The parties hereto may, by written agreement, amend this Agreement at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, such amendment to be approved by mutual consent of ENBC and the Area Developers, provided that no amendment shall be made which alters or changes (i) the amount or kind of consideration which the Merging Area Developer Unitholders are entitled to receive upon conversion of the Merging Area Developer Units or (ii) the terms and conditions of this Agreement if such alteration or change would materially and adversely effect the Merging Area Developer Unitholders.

                  5.4 Waiver. At any time prior to the Effective Time, any party to this Agreement may, with the consent of ENBC, extend the time for performance of any of the obligations or other acts of any other party hereto, or waive compliance with any of the agreements of any other party or with any conditions to its obligations hereunder, in each case only to the extent that such obligations, agreements and conditions are intended for its benefit.


                                   ARTICLE VI

                                  MISCELLANEOUS

                  6.1 Third-party Beneficiaries. The Area Developers hereby agree that ENBC and its successors and assigns are intended to be third-party beneficiaries of this Agreement with full legal and equitable rights hereunder.

                  6.2 Notices. All notices required or permitted under the terms of this Agreement by any party shall be made in writing and shall be delivered by first class mail or by personal delivery, postage or fees prepaid, to the other parties at:

                  If to Colonial:

                  c/o Gulfstream Bagels, L.P.
                  1801 Clint Moore Road
                  Suite 215
                  Boca Raton, Florida 33487
                  Attention: General Partner


                  If to Great Lakes:

                  Great Lakes Bagels, L.P.
                  770 Pasquinelli Drive, Suite 400
                  Westmont, Illinois 60559
                  Attention: General Partner


                  If to Gulfstream:

                  Gulfstream Bagels, L.P.
                  1801 Clint Moore Road
                  Suite 215
                  Boca Raton, Florida 33487
                  Attention: General Partner


                  If to Sunbelt:

                  Sunbelt Bagels, L.L.C.
                  7220 Trade Street, Suite 115
                  San Diego, California 92121-2325
                  Attention: Managing Member


                  If to the Surviving Area Developer:

                  Noah's Pacific, L.P.
                  14054 Catalina Street
                  San Leandro, California 94577
                  Attention: General Partner

                  6.3 Non-Assignability. This Agreement shall not be assignable by any of the parties to this Agreement.

                  6.4 Entire Agreement. This Agreement and the other agreements described in the Information Statement contain the parties' entire understanding and agreement with respect to their subject matter, and any and all conflicting or inconsistent discussions, agreements, promises, representations and statements, if any, between the parties or their representatives that are not incorporated in this Agreement or contained in the other agreements described in the Information Statement shall be null and void.

                  6.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute a single agreement.

                  6.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Delaware, without giving effect to conflicts of law principles.

                  6.7 Headings. The various section headings are inserted for purposes of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by a party duly authorized to do so, all as of the day and year first above-written.


                          NOAH'S PACIFIC, L.L.C.
                          By:   NP Management, Inc., its manager


                          By:   /s/ Edwin W. Brownell
                                ---------------------------------
                                Edwin W. Brownell
                                President

                          COLONIAL BAGELS, L.P.
                          By:   Colonial Bagels, Inc., its general partner


                          By:   /s/ Paula Manley
                                ---------------------------------
                                Paula Manley
                                Vice President

                          GREAT LAKES BAGELS, L.P.
                          By:   Great Lakes Bagels, Inc., its general partner


                          By:   /s/ John Morlock
                                ---------------------------------
                                John Morlock
                                President

                          GULFSTREAM BAGELS, L.P.
                          By:   Gulfstream Bagels, Inc., its general partner


                          By:   /s/ Robert M. Hartnett
                                ---------------------------------
                                Robert M. Hartnett
                                President

                          SUNBELT  BAGELS, L.L.C.
                          By:   Sunbelt Bagels, Inc., its manager


                          By:   /s/ Pearce B. Tucker
                                ---------------------------------
                                Pearce B. Tucker
                                President